SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): DECEMBER 13, 2002

                                IMPROVENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other Jurisdiction of Incorporation)

                  000-29927                             77-0452868
             (Commission File No.)           (IRS Employer identification No.)


                               1286 ODDSTAD DRIVE
                             REDWOOD CITY, CA 94063

              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (650) 839-8752








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ITEM 5. OTHER EVENTS

      On December 13, 2002, ImproveNet, Inc. issued a correction to its press release of December 3, 2002, which had incorrectly stated that the Company's tender offer to purchase all of its outstanding shares for $0.14 per share would expire on January 2, 2002. The tender offer will expire at 5:00 p.m., New York City time, on January 2, 2003, unless extended by the Company.

      A copy of the  press  release  is filed as  Exhibit  99.1 to this  Current
Report.

      The  Company is also filing  this  Current  Report to correct the error in
Item 5 of its Current Report filed on December 4, 2002, which also incorrectly stated the expiration date.

      This Current Report incorporates by reference a statement concerning forward-looking statements made under the Private Litigation Reform Act of 1995. The safe harbors provided under the Act with respect to forward-looking statements are not available to statements made in connection with a tender offer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1                 Press Release issued December 13, 2002
























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 2002                          IMPROVENET, INC.


                                                   /s/ Brian Evans
                                                   ---------------------
                                                   Brian Evans
                                                   Secretary and General Counsel




































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                                  EXHIBIT INDEX



EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

99.1                          Press Release issued December 13, 2002











































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